Exhibit 10(g)(1)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.               CONTRACT ID CODE

2.               AMENDMENT/MODIFICATION NO.

M116

3.               EFFECTIVE DATE

See Block 16

4.               REQUISITION/PURCHASE REQ. NO.

N/A

5.               PROJECT NO. (If applicable)

6.               ISSUED BY                                                            CODE

U.S. Department of Energy
Rocky Flats Project Office
10808 Highway 93, Unit A
Golden, CO 80403-8200

7.               ADMINISTERED BY (If other than Item 6)CODE

8.               NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

Kaiser-Hill Company, L.L.C.

Rocky Flats Environmental Technology Site

10808 Highway 93, Unit B

Golden, CO 80403-8200

CODE	FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.
☐
9B. DATED (SEE ITEM 11)

10A. MODIFICATION OF CONTRACT/ORDER NO. DE-AC34-00RF01904
☒
10B. DATED (SEE ITEM 13) February 1, 2000

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐                 The above numbered solicitation is amended as set forth in Item 14. The house and date specified for receipt of Offers

☐                 Is extended.

☐                 Is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15 and returning                  copies of the amendment: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.         ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc, SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

Mutual Agreement of the Parties / Clause 1.75, Changes – Cost Reimbursement (AUG 1987) – Alt, I (APR 1984)

☐        D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor  ☐ is not,  ☒ is required to sign this document and return 3 copies to the issuing office.

14.         DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

The purpose of this modification is to extend the range of incentive effectiveness.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.         NAME AND TITLE OF SIGNER (Type or print)

L.A. MARTINEZ

Director of Administration and Chief Financial Officer

15B.           CONTRACTOR/OFFEROR

/s/ Len A. Martinez
(Signature of person authorized to sign)

15C.           DATE SIGNED

3/24/04

16A.         NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

CHARLES A. DAN, JR.

Contracting Officer

16B.           UNITED STATES OF AMERICA

/s/ Charles A. Dan, Jr.
(Signature of contracting officer)

18C. DATE SIGNED

3/24/04

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53243

DE-AC34-00RF01904

Modification M116

1. Section B, Clause B.5 “Schedule Incentive,” paragraph (d) is hereby modified to read:

(d) In no event shall the schedule incentive fee payable under subparagraphs (b) and (c) plus the incentive fee payable in accordance with Clause I.23 exceed 14.09417% of Target Cost. Any fee reduction for late schedule set forth in subparagraphs (b) and (c) shall be deducted from the incentive fee payable under Clause I.23. Nothing in this subparagraph shall limit the deduction from fee for Category 1, 2, or 3 events as set forth in Clause B.6 (3).

2. Part II-Contract Clauses, Section I., Clause I.23 entitled Incentive Fee (MAR1997), subparagraph (e) is hereby revised to read as follows:

“(e) Fee payable.

(1) Cost Incentive:

a.                    The cost incentive fee payable under this contract shall be the target fee increased by the sum of the following:

(i) thirty (30) cents for every dollar that the total allowable cost is below Target

Cost down to $401,230,884 less than Target Cost; plus

(ii) twenty (20) cents for every dollar that the total allowable cost is below Target

Cost less $401,230,884, down to $673,273,309 less than Target Cost; plus

(iii) twenty-five (25) cents for every dollar than the total allowable cost is below

Target Cost less $673,273,309, down to $850,864,464 less than Target Cost.

b.                   The fee payable under this contract shall be decreased by thirty (30) cents for every dollar that the total allowable cost exceeds Target Cost up to $886,081,537 greater than Target Cost.

c.                    In no event shall the cost incentive fee be greater than 14.09417 percent or less than 1.88761 percent of Target Cost. The Maximum Fee, including any fees earned under the Cost Incentive under this Clause I.23 plus the Schedule Incentive earned under Clause B.5, Schedule Incentive, shall not exceed 14.09417 percent of the Target Cost.

d.                   The provisions set forth above are depicted by the curve included in Section J, Attachment H.”

DE-AC34-00RF01904

Modification M116

3. Clause B.8, Additional Item(s) Excluded from Actual Cost, is amended by adding the following as paragraphs f and g:

f.                 Costs incurred for the following Requests for Equitable Adjustment (REAs), up to a cumulative total of $40,000,000:

REA #	Description
2002-1040	Waste Isolation Pilot Plant (WIPP)/Waste Acceptance Criteria (WAC) –Part III
2004-1051	Waste Isolation Pilot Plant (WIPP)/Waste Acceptance Criteria (WAC) – Part IV
2000-1004	Special Nuclear Material (SNM) Removal Delays (Government-Furnished Services and Items)
2003-1045	National Emergency Part II
2003-1047	Waste Disposition (Government-Furnished Services and Items)
2003-1048	Remediation Waste Volumes
2001-1036	Plutonium Oxide Moisture Measurement
2002-1042	Size Reduction/Shipment of Items to Savannah River Site
2000-1018	Plutonium Separation and Packaging System (PuSPS) Outside Requirement (Savannah River Site)
2002-1038	Assignment and Qualification of Systems Engineers and DNFSB 2000-2 Phase 2 B371 Vital safety Systems
2002-1041	Air Monitoring for Beryllium and Radionuclides During Building Demolition
2000-1027	Shipment of Waste to WIPP (Vent Filters)
2001-1030	Nevada Test Site WAC
2002-1043	Implementation of Contact Handled WAC

g.              The incurred costs, from February 1, 2000 through the date of Physical Completion, of Pension Contributions, Active Employee Health Care Benefits, and Retiree Health Benefits exceeding a combined total of $246,777,000 as identified in Closure Project Baseline WBS Activities:

IJAG010030,31,32,33,34,35,36 (lines 101,102,106,107 and 117)

IJXXX1003 (lines 101,102,106 and 117)

IJAG010040,41

IJAD086502,03,04,05,06

IJXXX86506

4.                  Section J, Attachment H, Schedule and Cost Incentive Graphs: The Cost Incentive Graph is hereby replaced by the attached Cost Incentive Graph, Revision 1. The Schedule Incentive Graph remains unchanged.

DE-AC34-00RF01904

Modification M116

Contractor’s Statement of Release

In consideration of the modification(s) agreed to herein, Kaiser-Hill Company, L.L.C. hereby releases the Government from any and all liability under this Contract for further equitable adjustment in Target Cost, Target Schedule or Target Fee associated with changes up to $40,000,000 in cost associated with the REAs identified in Clause B.8 (f), above. In the event additional funding is not provided to cover the total $40,000,000 by October 1, 2005, Kaiser-Hill Company, L.L.C. reserves its right to request an equitable adjustment in Target Cost, Target Schedule or Target Fee for any remaining unfunded costs.

End of Modification

Cost Incentive, Revision 1